MANAGEMENT’S ASSERTION OF COMPLIANCE

Management of the Trust & Agency Services department of Deutsche Bank National Trust Company and Deutsche Bank Trust Company Americas (collectively the “Company”) is responsible for assessing the servicing criteria set forth in Item 1122(d) of Regulation AB promulgated by the Securities and Exchange Commission to determine which criteria are applicable to the Company in respect of the servicing platform described below. Management has determined that the servicing criteria are applicable in regard to the servicing platform as of and for the period as follows:

Platform: Publicly-issued (i.e., transaction-level reporting required under the Securities Exchange Act of 1934, as amended) and certain privately-issued (i.e., for which transaction-level reporting is required pursuant to contractual obligation) residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities issued on or after January 1, 2006, for which the Company provides trustee, certificate administrator, securities administration, paying agent or custodian services, as defined in the transaction agreements, excluding publicly-issued securities sponsored or issued by any government sponsored entity (the “Platform”) (see Appendix A).

Applicable Servicing Criteria: All servicing criteria set forth in Item 1122(d), to the extent required by Item 1122(d) servicing criteria in regards to the activities performed by the Company with respect to the Platform as to any transaction, except for the following criteria: 1122(d)(4)(iv) – 1122(d)(4)(xiv), which management has determined are not applicable to the activities the Company performs with respect to the Platform (the “Applicable Servicing Criteria”). With respect to Applicable Servicing Criteria 1122(d)(1)(ii), 1122(d)(1)(iii), 1122(d)(2)(iii) and 1122(d)(4)(iii) there were no activities performed during the year ended December 31, 2020 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

Period: Year ended December 31, 2020 (the “Period”).

Management's interpretation of Applicable Servicing Criteria: The Company’s management has determined that servicing criterion 1122(d)(1)(iii) is applicable only with respect to its continuing obligation to act as, or locate a, successor servicer under the circumstances referred to in certain transaction agreements. It is management's interpretation that the Company has no other active back-up servicing responsibilities in regards to servicing criterion 1122(d)(1)(iii) as of and for the Period. The Company’s management has determined that servicing criterion 1122(d)(1)(v) is applicable only to the activities the Company performs related to the mathematically accurate aggregation of information received from servicers and the accurate conveyance of such information within reports to investors. The Company’s management has determined that servicing criterion 1122(d)(4)(iii) is applicable to the activities the Company performs with respect to the Platform only as it relates to the Company’s obligation to report additions, removals or substitutions on reports to investors in accordance with the transaction agreements.

With respect to the Platform as of and for the Period, the Company’s management provides the following assertion of compliance with respect to the Applicable Servicing Criteria:

•                  The Company’s management is responsible for assessing the Company’s compliance with the Applicable Servicing Criteria.

•                  The Company’s management has assessed compliance with the Applicable Servicing Criteria. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

•                  Based on such assessment, the Company has complied, in all material respects with the Applicable Servicing Criteria.

Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report with respect to management’s assertion of compliance with the Applicable Servicing Criteria as of and for the Period.

DEUTSCHE BANK NATIONAL TRUST COMPANY

By: /s/ David Co

Name: David Co

Its: Director

By: /s/ Matt Bowen

Name: Matt Bowen
Its: Managing Director

By: /s/ Christopher Corcoran

Name: Christopher Corcoran

Its: Director

DEUTSCHE BANK TRUST COMPANY AMERICAS

By: /s/ David Co

Name: David Co

Its: Director

By: /s/ Christopher Corcoran

Name: Christopher Corcoran

Its: Director

Dated: February 26, 2021

Appendix A

Asset‐Backed Transactions and Securities Constituting the Platform ‐ MBS Deals

Deal ID	Deal Name	Series
AA0601	Aames Mortgage Investment Trust	2006‐1
AB07O1	Alliance Bancorp Trust	2007‐OA1
AC0601	Accredited Mortgage Loan Trust	2006‐1
AC0602	Accredited Mortgage Loan Trust	2006‐2
AC0701	Accredited Mortgage Loan Trust	2007‐1
AG0601	Aegis Asset Backed Securities Trust	2006‐1
AH0601	American Home Mortgage Investment Trust	2006‐1
AH0602	American Home Mortgage Investment Trust	2006‐2
AH0603	American Home Mortgage Investment Trust	2006‐3
AH06A1	American Home Mortgage Assets	2006‐1
AH06A2	American Home Mortgage Assets Trust	2006‐2
AH06A5	American Home Mortgage Assets	Series 2006‐5
AH06A6	American Home Mortgage Assets	Series 2006‐6
AH0701	American Home Mortgage Investment Trust	2007‐1
AH0702	American Home Mortgage Investment Trust	2007‐2
AH07A1	American Home Mortgage Assets Trust	2007‐1
AH07A2	American Home Mortgage Assets	2007‐2
AH07A3	American Home Mortgage Assets 2007‐3	Series 2007‐3
AH07A4	American Home Mortgage Assets	Series 2007‐4
AH07A5	American Home Mortgage Assets	Series 2007‐5
AQ0601	Ameriquest Mortgage Securities, Inc.	2006‐R1
AQ0602	Ameriquest Mortgage Securities, Inc.	2006‐R2
AQ06M3	Ameriquest Mortgage Securities, Inc.	2006‐M3
AR0601	Argent Securities Inc.	2006‐W1
AR0602	Argent Securities Inc.	2006‐W2
AR0603	Argent Securities Inc.	2006‐W3
AR0604	Argent Securities Inc.	2006‐W4
AR0605	Argent Securities Inc.	2006‐W5
AR06M1	Argent Securities Inc.	2006‐M1
AR06M2	Argent Securities Inc.	2006‐M2
BA15SK	SFAVE Commercial Mortgage Securities Trust	2015‐5AVE
BC0601	Securitized Asset Backed Receivables LLC Trust	2006‐WM3
BC06F4	Securitized Asset Backed Receivables LLC Trust	2006‐FR4
BC06W4	Securitized Asset Backed Receivables LLC Trust	2006‐WM4
BC0701	BCAP LLC Trust	2007‐AA1
BC0702	BCAP LLC Trust	2007‐AA2
BC0703	BCAP LLC Trust	2007‐AA3
BC0704	BCAP LLC Trust	2007‐AA4
BC0705	BCAP LLC Trust	2007‐AB1
BC07B1	Securitized Asset Backed Receivables LLC Trust	2007‐BR1
BC07B2	Securitized Asset Backed Receivables LLC Trust	2007‐BR2
BC07B3	Securitized Asset Backed Receivables LLC Trust	2007‐BR3
BC07B4	Securitized Asset Backed Receivables LLC Trust	2007‐BR4
BC07B5	Securitized Asset Backed Receivables LLC Trust	2007‐BR5
BC07C1	Securitized Asset Backed Receivables LLC Trust	2007‐NC1
BC07C2	Securitized Asset Backed Receivables LLC Trust	2007‐NC2
BC07E1	Equifirst Loan Securitization Trust	2007‐1
BC07H1	Securitized Asset Backed Receivables LLC Trust	2007‐HE1
CD07C5	CD	2007‐CD5
CI1423	Citigroup Commercial Mortgage Trust	2014‐GC23
CI1425	Citigroup Commercial Mortgage Trust	2014‐GC25
CI14F1	CG‐CCRE Commercial Mortgage Trust	2014‐FL1
CI14F2	CG‐CCRE Commercial Mortgage Trust	2014‐FL2
CI1527	Citigroup Commercial Mortgage Trust	2015‐GC27
CI1529	Citigroup Commercial Mortgage Trust	2015‐GC29
CI1531	Citigroup Commercial Mortgage Trust	2015‐GC31
CI1533	Citigroup Commercial Pass‐Through Certificates	Series 2015‐GC33
CI1535	Citigroup Commercial Pass‐Through Certificates	Series 2015‐GC35
CI15P1	Citigroup Commercial Mortgage Trust	2015‐P1
CI15SM	CGBAM Commercial Mortgage Trust	2015‐SMRT
CI1637	Citigroup Commercial Mortgage Trust	2016‐GC37
CI16C1	Citigroup Commercial Mortgage Trust	2016‐C1
CI16C2	Citigroup Commercial Mortgage Trust	2016‐C2
CI16C3	Citigroup Commercial Mortgage Trust	2016‐C3
CI16P4	Citigroup Commercial Mortgage Trust	2016‐P4
CI16P5	Citigroup Commercial Mortgage Trust	2016‐P5
CI16P6	Citigroup Commercial Mortgage Trust	2016‐P6
CI17B1	Citigroup Commercial Mortgage Trust	2017‐B1
CI17P7	Citigroup Commercial Mortgage Trust	2017‐P7
DB06G1	Ace Securities Corp. Home Equity Loan Trust	2006‐GP1
DB07C9	COMM	2007‐C9
DB11L2	DBUBS	2011‐LC2
DB12C3	COMM	2012‐CCRE3
DB12L4	COMM	2012‐LC4
DB12LT	COMM	2012‐LTRT
DB12VT	VNDO	2012‐6AVE
DB1311	COMM	2013‐CCRE11
DB1313	COMM	2013‐LC13
DB133P	COMM	2013‐300P
DB13BW	BWAY	2013‐1515
DB13C6	COMM	2013‐CCRE6
DB13C8	COMM	2013‐CCRE8
DB13C9	COMM	2013‐CCRE9
DB13CC	COMM	2013‐CCRE13
DB13SF	COMM	2013‐SFS
DB1414	COMM	2014‐CCRE14
DB1417	COMM	2014‐CCRE17
DB14AR	DBCCRE	2014‐ARCP
DB14U2	COMM	2014‐UBS2 Mortgage Trust
DB14U4	COMM	2014‐UBS4
DB1521	COMM	2015‐LC21
DB1522	COMM	2015‐CCRE22
DB1525	COMM	2015‐CCRE25
DB15LC	DBWF	2015‐LCM
DB1678	COMM	2016‐787S
DB1685	DBWF	2016‐85T
DB16D2	COMM	2016‐DC2
DB16SF	DBJPM	2016‐SFC
FF0603	FFMLT Trust	2006‐FF3
FF0604	FFMLT Trust	2006‐FF4
FF0606	FFMLT Trust	2006‐FF6
FF0613	FFMLT Trust	2006‐FF13
FF06F1	First Franklin Mortgage Loan Trust	2006‐FF1
FF06F5	First Franklin Mortgage Loan Trust	2006‐FF5
FF06F7	First Franklin Mortgage Loan Trust	2006‐FF7
FF06FB	FFMLT Trust	2006‐FF11
FF07S1	FFMLT Trust	2007‐FFB‐SS
GC0613	HarborView Mortgage Loan Trust	2006‐13
GC0614	HarborView Mortgage Loan Trust	2006‐14
GC06B1	HarborView Mortgage Loan Trust	2006‐BU1
GC06D1	DSLA Mortgage Pass‐Through Certificates	2006‐AR1
GC06D2	DSLA Mortgage Pass‐Through Certificates	2006‐AR2
GC06E1	Soundview Home Loan Trust	2006‐EQ1
GC06E2	Soundview Home Loan Trust	2006‐EQ2
GC06F1	Fremont Home Loan Trust	2006‐1
GC06F2	Fremont Mortgage Loan Trust	2006‐2
GC06F3	Fremont Home Loan Trust	2006‐3
GC06H2	HarborView Mortgage Loan Trust	2006‐2
GC06H3	HarborView Mortgage Loan Trust	2006‐3
GC06H5	HarborView Mortgage Loan Trust	2006‐5
GC06H6	HarborView Mortgage Loan Trust	Series 2006‐6
GC06H7	HarborView Mortgage Loan Trust	Series 2006‐7
GC06H8	HarborView Mortgage Loan Trust	Series 2006‐8
GC06H9	HarborView Mortgage Loan Trust	2006‐9
GC06O1	Soundview Home Loan Trust	2006‐OPT1
GC06O2	Soundview Home Loan Trust	2006‐OPT2
GC06O3	Soundview Home Loan Trust	2006‐OPT3
GC06O4	Soundview Home Loan Trust	2006‐OPT4
GC06O5	Soundview Home Loan Trust	2006‐OPT5
GC06S1	Soundview Home Loan Trust	2006‐1
GC06S2	Soundview Home Loan Trust	2006‐2
GC06S3	Soundview Home Loan Trust	2006‐3
GC06SA	Soundview Home Loan Trust	2006‐A
GC06W1	Soundview Home Loan Trust	2006‐WF1
GC06W2	Soundview Home Loan Trust	2006‐WF2
GC06X1	HarborView Mortgage Loan Trust	2006‐SB1
GC06Z8	First Franklin Mortgage Loan Trust	2006‐FF8
GC06ZA	First Franklin Mortgage Loan Trust	2006‐FF16
GC070A	RBSGC Mortgage Loan Trust	2007‐A
GC070B	RBSGC Mortgage Loan Trust	2007‐B
GC071W	Soundview Home Loan Trust	2007‐WMC1
GC07D1	DSLA Mortgage Pass‐Through Certificates	2007‐AR1
GC07H2	HarborView Mortgage Loan Trust	2007‐2
GC07H4	HarborView Mortgage Loan Trust	Series 2007‐4
GC07H5	HarborView Mortgage Loan Trust	Series 2007‐5
GC07H6	HarborView Mortgage Loan Trust 2007‐6	MBS 0
GC07H7	HarborView Mortgage Loan Trust 2007‐7	MBS 0
GC07S1	Soundview Home Loan Trust	2007‐1
GC07V1	Soundview Home Loan Trust	2007‐NS1
GS0602	GSAA Trust	2006‐2
GS0604	GSAA Trust	2006‐4
GS0607	GSAA Trust	2006‐7
GS0608	GSAA Trust	2006‐8
GS0610	GSAA Trust	2006‐10
GS0611	GSAA Trust	2006‐11
GS0613	GSAA	2006‐13
GS0615	GSAA	2006‐15
GS0616	GSAA	2006‐16
GS0617	GSAA Trust	2006‐17
GS0618	GSAA Trust	2006‐18
GS061S	GSAA Trust	2006‐S1‐1 (Group 1)
GS062S	GSAMP Trust	2006‐S2
GS063S	GSAMP Trust	2006‐S3
GS064S	GSAMP Trust	2006‐S4
GS065S	GSAMP Trust	2006‐S5
GS066S	GSAMP Trust	2006‐S6
GS06C2	GSAMP Trust	2006‐NC2
GS06F1	GSAMP Trust	2006‐FM1
GS06F2	GSAMP Trust	2006‐FM2
GS06F3	GSAMP Trust	2006‐FM3
GS06G1	Greenpoint Mortgage Funding Trust	2006‐OH1
GS06H1	GSAMP Trust	2006‐HE1
GS06L1	GSAMP Trust	2006‐S1
GS06O1	GSR Trust	2006‐OA1
GS0702	GSAA Trust	2007‐2
GS0704	GSAA Trust	2007‐4
GS0705	GSAA Trust	2007‐5
GS0706	GSAA Trust	2007‐6
GS071H	GSAMP Trust	2007‐HSBC1
GS071S	GSAA Trust	2007‐S1
GS07A1	GSR	2007‐AR1
GS07A2	GSR Trust	2007‐AR2
GS07F1	GSAMP Trust	2007‐FM1
GS07F2	GSAMP Trust	2007‐FM2
GS07H1	GSR Trust	2007‐HEL1
GS07O1	GSR Trust	2007‐OA1
GS07O2	GSR	2007‐OA2
GS07T1	STARM Mortgage Loan Trust	2007‐1
GS07T4	STARM	2007‐4
GS11C5	GS Mortgage Securities Trust	2011‐GC5
GS12C7	GS Mortgage Securities Corporation II	2012‐GCJ7
GS1312	GS Mortgage Securities Corporation II	2013‐GCJ12
GS1314	GS Mortgage Securities Corporation II	2013‐GCJ14
GS1418	GS MORTGAGE SECURITIES CORPORATION II	2014‐GC18
GS1422	GS MORTGAGE SECURITIES CORPORATION II	2014‐GC22
HB0601	HSI Asset Securitization Corporation Trust	2006‐OPT1
HB0602	HSI Asset Securitization Corporation Trust	2006‐OPT2
HB0603	HSI Asset Securitization Corporation Trust	2006‐OPT3
HB0604	HSI Asset Securitization Corporation Trust	2006‐OPT4
HB06C1	HSI Asset Securitization Corporation Trust	2006‐NC1
HB06H1	HASCO	2006‐HE1
HB06H2	HASCO	2006‐HE2
HB06L2	HALO	2006‐2
HB06W1	HSI Asset Securitization Corporation Trust	2006‐WMC1
HB0701	HSI Asset Securitization Corporation Trust	2007‐OPT1
HB07A1	HSI Asset Loan Obligation	2007‐1
HB07A2	HSI Asset Loan Obligation	Series 2007‐2
HB07C1	HSI Asset Securitization Corporation	2007‐NC1
HB07F1	HSI ASSET Securitization Corporation	2007‐WF1
HB07H1	HSI Asset Securitization Corporation Trust	2007‐HE1
HB07H2	HSI Asset Securitization Corporation Trust	2007‐HE2
HB07L1	HSI Asset Loan Obligation	2007‐AR1
HB07L2	HSI Asset Loan Obligation	2007‐AR2
HB07W1	HSI Asset Loan Obligation	2007‐WF1
IM06S1	Impac Secured Assets Corp.	2006‐1
IM06S2	Impac Secured Assets Corp.	2006‐2
IM06S3	Impac Secured Assets Corp.	2006‐3
IM06S4	Impac Secured Assets Corp.	2006‐4
IM06S5	Impac Secured Assets Corp.	2006‐5
IM07S1	Impac Secured Assets Corp.	2007‐1
IM07S2	Impac Secured Assets Corp.	2007‐2
IM07S3	Impac Secured Assets Corp.	2007‐3
IN0601	IndyMac Residential Asset Securitization Trust	2006‐A1
IN0602	IndyMac Residential Asset Securitization Trust	2006‐A2
IN0603	IndyMac Residential Asset Securitization Trust	2006‐A3CB
IN0605	IndyMac Residential Asset Securitization Trust	2006‐A5CB
IN0606	IndyMac Residential Asset Securitization Trust	2006‐A6
IN0607	IndyMac Residential Asset Securitization Trust	2006‐A7CB
IN0608	IndyMac Residential Asset Securitization Trust	2006‐A8
IN0609	IndyMac Residential Asset Securitization Trust	2006‐A9CB
IN060A	IndyMac INDS Home Equity Mortgage Loan Trust	2006‐A
IN0610	IndyMac Residential Asset Securitization Trust	2006‐A10
IN0611	IndyMac Residential Asset Securitization Trust	2006‐A11
IN0612	IndyMac Residential Asset Securitization Trust	2006‐A12
IN0613	IndyMac Residential Asset Securitization Trust	2006‐A13
IN0614	IndyMac Residential Asset Securitization Trust	2006‐A14CB
IN0615	IndyMac Residential Asset Securitization Trust	2006‐A15
IN0616	IndyMac Residential Asset Securitization Trust	2006‐A16
IN06A2	IndyMac INDX Mortgage Loan Trust	2006‐AR2
IN06A3	IndyMac INDX Mortgage Loan Trust	2006‐AR3
IN06A4	IndyMac INDX Mortgage Loan Trust	2006‐AR4
IN06A5	IndyMac INDX Mortgage Loan Trust	2006‐AR5
IN06A6	IndyMac INDX Mortgage Loan Trust	2006‐AR6
IN06A7	IndyMac INDX Mortgage Loan Trust	2006‐AR7
IN06A8	IndyMac INDX Mortgage Loan Trust	2006‐AR8
IN06A9	IndyMac INDX Mortgage Loan Trust	2006‐AR9
IN06AB	IndyMac INDX Mortgage Loan Trust	2006‐AR11
IN06AC	IndyMac INDX Mortgage Loan Trust	2006‐AR12
IN06AD	IndyMac INDX Mortgage Loan Trust	2006‐AR13
IN06AE	IndyMac INDX Mortgage Loan Trust	2006‐AR14
IN06AF	IndyMac INDX Mortgage Loan Trust	2006‐AR15
IN06AJ	IndyMac INDX Mortgage Loan Trust	2006‐AR19
IN06AL	IndyMac INDX Mortgage Loan Trust	2006‐AR21
IN06AN	IndyMac INDX Mortgage Loan Trust	2006‐AR23
IN06AP	IndyMac INDX Mortgage Loan Trust	2006‐AR25
IN06AR	IndyMac INDX Mortgage Loan Trust	2006‐AR27
IN06AT	IndyMac INDX Mortgage Loan Trust	2006‐AR29
IN06AV	IndyMac INDX Mortgage Loan Trust	2006‐AR31
IN06AX	IndyMac INDX Mortgage Loan Trust	2006‐AR33
IN06AZ	IndyMac INDX Mortgage Loan Trust	2006‐AR35
IN06B1	IndyMac INDB Mortgage Loan Trust	2006‐1
IN06D1	IndyMac INDA Mortgage Loan Trust	2006‐AR1
IN06D2	IndyMac INDA Mortgage Loan Trust	2006‐AR2
IN06D3	IndyMac INDA Mortgage Loan Trust	2006‐AR3
IN06F1	IndyMac INDX Mortgage Loan Trust	2006‐FLX1
IN06G1	IndyMac INDS Home Equity Mortgage Loan Trust	2006‐1
IN06G2	IndyMac INDS Home Equity Mortgage Loan Trust	2006‐2B
IN06G3	IndyMac INDS Home Equity Mortgage Loan Trust	2006‐3
IN06H1	IndyMac Home Equity Loan Trust	2006‐H1
IN06H2	IndyMac Home Equity Loan Trust	2006‐H2
IN06H3	IndyMac Home Equity Loan Trust	2006‐H3
IN06H4	IndyMac Home Equity Loan Trust	2006‐H4
IN06L1	IndyMac Residential Mortgage‐Backed Trust	2006‐L1
IN06L2	IndyMac Residential Mortgage‐Backed Trust	2006‐L2
IN06L3	IndyMac Residential Mortgage‐Backed Trust	2006‐L3
IN06L4	IndyMac Residential Mortgage‐Backed Trust	2006‐L4
IN06P4	IndyMac Residential Asset Securitization Trust	2006‐A4
IN06R1	IndyMac Residential Asset Securitization Trust	2006‐R1
IN06R2	IndyMac INDX Mortgage Loan Trust	2006‐R1
IN06S1	IndyMac INABS	2006‐A
IN06S2	IndyMac INABS	2006‐B
IN06S3	IndyMac INABS	2006‐C
IN06S4	IndyMac INABS	2006‐D
IN06S5	IndyMac INABS	2006‐E
IN06Z1	IndyMac INDX Mortgage Loan Trust	2006‐AR37
IN06Z2	IndyMac INDX Mortgage Loan Trust	2006‐AR39
IN06Z3	IndyMac INDX Mortgage Loan Trust	2006‐AR41
IN0701	IndyMac Residential Asset Securitization Trust	2007‐A1
IN0702	IndyMac Residential Asset Securitization Trust	2007‐A2
IN0703	IndyMac Residential Asset Securitization Trust	2007‐A3
IN0705	IndyMac Residential Asset Securitization Trust	2007‐A5
IN0706	IndyMac Residential Asset Securitization Trust	2007‐A6
IN0707	IndyMac Residential Asset Securitization Trust	2007‐A7
IN0708	IndyMac Residential Asset Securitization Trust	2007‐A8
IN0709	IndyMac Residential Asset Securitization Trust	2007‐A9
IN07A1	IndyMac INDX Mortgage Loan Trust	2007‐AR1
IN07A5	IndyMac INDX Mortgage Loan Trust	2007‐AR5
IN07A7	IndyMac INDX Mortgage Loan Trust	2007‐AR7
IN07A9	IndyMac INDX Mortgage Loan Trust	2007‐AR9
IN07AB	IndyMac INDX Mortgage Loan Trust	2007‐AR11
IN07AD	IndyMac INDX Mortgage Loan Trust	2007‐AR13
IN07AF	IndyMac INDX Mortgage Loan Trust	2007‐AR15
IN07AH	IndyMac INDX Mortgage Loan Trust	2007‐AR17
IN07AJ	IndyMac INDX Mortgage Loan Trust	2007‐AR19
IN07AL	IndyMac INDX Mortgage Loan Trust	2007‐AR21IP
IN07C1	IndyMac IMSC Mortgage Loan Trust	2007‐AR1
IN07D1	IndyMac INDA Mortgage Loan Trust	2007‐AR1
IN07D2	IndyMac INDA Mortgage Loan Trust	2007‐AR2
IN07D3	IndyMac INDA Mortgage Loan Trust	2007‐AR3
IN07D4	IndyMac INDA Mortgage Loan Trust	2007‐AR4
IN07D5	IndyMac INDA Mortgage Loan Trust	2007‐AR5
IN07D6	IndyMac INDA Mortgage Loan Trust	2007‐AR6
IN07D7	IndyMac INDA Mortgage Loan Trust	2007‐AR7
IN07D8	IndyMac INDA Mortgage Loan Trust	2007‐AR8
IN07D9	IndyMac INDA Mortgage Loan Trust	2007‐AR9
IN07F1	IndyMac INDX Mortgage Loan Trust	2007‐FLX1
IN07F2	IndyMac INDX Mortgage Loan Trust	2007‐FLX2
IN07F3	IndyMac INDX Mortgage Loan Trust	2007‐FLX3
IN07F4	IndyMac INDX Mortgage Loan Trust	2007‐FLX4
IN07F5	IndyMac INDX Mortgage Loan Trust	2007‐FLX5
IN07F6	IndyMac INDX Mortgage Loan Trust	2007‐FLX6
IN07J1	IndyMac IMJA Mortgage Loan Trust	2007‐A1
IN07J2	IndyMac IMJA Mortgage Loan Trust	2007‐A2
IN07J3	IndyMac IMJA Mortgage Loan Trust	2007‐A3
IN07J4	IndyMac IMJA Mortgage Loan Trust	2007‐A4
IN07L1	IndyMac Residential Mortgage‐Backed Trust	2007‐L1
IN07M1	IndyMac IMSC Mortgage Loan Trust	2007‐F1
IN07M2	IndyMac IMSC Mortgage Loan Trust	2007‐F2
IN07M3	IndyMac IMSC Mortgage Loan Trust	2007‐AR2
IN07M4	IndyMac IMSC Mortgage Loan Trust	2007‐F3
IN07MH	IndyMac IMSC Mortgage Loan Trust	2007‐HOA‐1
IN07R1	IndyMac Residential Asset Securitization Trust	2007‐R1
IN07S1	IndyMac INABS	2007‐A
IN07S2	IndyMac INABS	2007‐B
IX0601	IXIS Real Estate Capital Trust	Series 2006‐HE1
IX0602	IXIS Real Estate Capital Trust	2006‐HE2
IX0603	IXIS Real Estate Capital Trust	Series 2006‐HE3
IX0701	IXIS Real Estate Capital Trust	Series 2007‐HE1
IX0702	IXIS Real Estate Capital Trust	2007‐HE2
JP07C1	J.P. Morgan Mortgage Acquisition Trust	2007‐CH1
JP07C2	J.P. Morgan Mortgage Acquisition Trust	2007‐CH2
JP07C3	J.P. Morgan Mortgage Acquisition Trust	2007‐CH3
JP07C4	J.P. Morgan Mortgage Acquisition Trust	2007‐CH4
JP07C5	J.P. Morgan Mortgage Acquisition Trust	2007‐CH5
JP07H1	J.P. Morgan Mortgage Acquisition Trust	2007‐HE1
JP1317	JPMBB Commercial Mortgage Securities Trust	2013‐C17
JP1420	JP Morgan Chase Commercial Mortgage Securities Trust	2014‐C20
LB0601	Long Beach Mortgage Loan Trust	2006‐1
LB0602	Long Beach Mortgage Loan Trust	2006‐2
LB0603	Long Beach Mortgage Loan Trust	2006‐3
LB0604	Long Beach Mortgage Loan Trust	2006‐4
LB0605	Long Beach Mortgage Loan Trust	2006‐5
LB0606	Long Beach Mortgage Loan Trust	2006‐6
LB0607	Long Beach Mortgage Loan Trust	2006‐7
LB0608	Long Beach Mortgage Loan Trust	2006‐8
LB0609	Long Beach Mortgage Loan Trust	2006‐9
LB060A	Long Beach Mortgage Loan Trust	2006‐A
LB0610	Long Beach Mortgage Loan Trust	2006‐10
LB0611	Long Beach Mortgage Loan Trust	2006‐11
LB06W1	Long Beach Mortgage Loan Trust	2006‐WL1
LB06W2	Long Beach Mortgage Loan Trust	2006‐WL2
LB06W3	Long Beach Mortgage Loan Trust	2006‐WL3
ML07M1	Merrill Lynch Mortgage Investors Trust	2007‐MLN1
MS06C1	Morgan Stanley ABS Capital I Inc.	2006‐NC1
MS06C2	Morgan Stanley ABS Capital I Inc.	2006‐NC2
MS06C3	Morgan Stanley ABS Capital I Inc.	2006‐NC3
MS06C4	Morgan Stanley ABS Capital I Inc.	2006‐NC4
MS06C5	Morgan Stanley ABS Capital I Inc.	2006‐NC5
MS06H2	Morgan Stanley Capital I Inc.	2006‐HE2
MS06H3	Morgan Stanley ABS Capital I Inc.	2006‐HE3
MS06H4	Morgan Stanley ABS Capital I Inc.	2006‐HE4
MS06H5	Morgan Stanley ABS Capital I Inc.	2006‐HE5
MS06H6	Morgan Stanley ABS Capital I Inc.	2006‐HE6
MS06H7	Morgan Stanley ABS Capital I Inc.	2006‐HE7
MS06H8	Morgan Stanley ABS Capital I Inc.	2006‐HE8
MS06I1	Morgan Stanley IXIS Real Estate Capital	2006‐1
MS06I2	Morgan Stanley IXIS Real Estate Capital	2006‐2
MS06R2	IndyMac Residential Asset Securitization Trust	2006‐R2
MS06W2	Morgan Stanley ABS Capital I Inc.	2006‐WMC2
MS06X2	Morgan Stanley Home Equity Loan Trust	2006‐2
MS06X3	Morgan Stanley Home Equity Loan Trust	2006‐3
MS07B1	Morgan Stanley Structured Trust	2007‐1
MS07C1	Morgan Stanley ABS Capital I Inc.	2007‐NC1
MS07C2	Morgan Stanley ABS Capital I Inc.	2007‐NC2
MS07C3	Morgan Stanley ABS Capital I Inc.	2007‐NC3
MS07C4	Morgan Stanley ABS Capital I Inc.	2007‐NC4
MS07H1	Morgan Stanley ABS Capital I Inc.	2007‐HE1
MS07H2	Morgan Stanley ABS Capital I Inc.	2007‐HE2
MS07H3	Morgan Stanley ABS Capital I Inc.	2007‐HE3
MS07H5	Morgan Stanley ABS Capital I Inc.	2007‐HE5
MS07H6	Morgan Stanley ABS Capital I Inc.	2007‐HE6
MS07H7	Morgan Stanley ABS Capital I Inc.	2007‐HE7
MS07X1	Morgan Stanley Home Equity Loan Trust	2007‐1
MS07X2	Morgan Stanley Home Equity Loan Trust	2007‐2
MS1311	Morgan Stanley Bank of America Merrill Lynch Trust	2013‐C11
MS1415	MSBAM 2014‐C15	2014‐C15
NC0601	New Century Home Equity Loan Trust	2006‐1
NC0602	New Century Home Equity Loan Trust	2006‐2
NC06A1	New Century Alternative Mortgage Loan Trust	2006‐ALT1
NC06S1	New Century Home Equity Loan Trust	2006‐S1
NS0604	Novastar Mortgage Funding Trust	2006‐4
NS0605	Novastar Mortgage Funding Trust	2006‐5
NS0606	Novastar Mortgage Funding Trust	2006‐6
NS0701	Novastar Mortgage Funding Trust	2007‐1
NS0702	Novastar Mortgage Funding Trust	2007‐2
PO0701	Popular ABS Mortgage Pass‐Through Trust	2007‐A
RB13GS	RBS Commerical Funding Inc.	2013‐GSP Trust
RF06A1	Residential Accredit Loans, Inc.	2006‐QA1
RF06A3	Residential Accredit Loans, Inc.	2006‐QA3
RF06A4	Residential Accredit Loans, Inc.	2006‐QA4
RF06A5	Residential Accredit Loans, Inc.	2006‐QA5
RF06A6	Residential Accredit Loans, Inc.	2006‐QA6
RF06A7	Residential Accredit Loans, Inc.	2006‐QA7
RF06A8	Residential Accredit Loans, Inc.	2006‐QA8
RF06A9	Residential Accredit Loans, Inc.	2006‐QA9
RF06AA	Residential Accredit Loans, Inc.	2006‐QA10
RF06AB	Residential Accredit Loans, Inc.	2006‐QA11
RF06H1	Residential Accredit Loans, Inc.	2006‐QH1
RF06O1	Residential Accredit Loans, Inc.	2006‐QO1
RF06O3	Residential Accredit Loans, Inc.	2006‐QO3
RF06O4	Residential Accredit Loans, Inc.	2006‐QO4
RF06O5	Residential Accredit Loans, Inc.	2006‐QO5
RF06O6	Residential Accredit Loans, Inc.	2006‐QO6
RF06O7	Residential Accredit Loans, Inc.	2006‐QO7
RF06O8	Residential Accredit Loans, Inc.	2006‐QO8
RF06O9	Residential Accredit Loans, Inc.	2006‐QO9
RF06OA	Residential Accredit Loans, Inc.	2006‐QO10
RF06Q1	Residential Accredit Loans, Inc.	2006‐QS1
RF06Q3	Residential Accredit Loans, Inc.	2006‐QS3
RF06Q4	Residential Accredit Loans, Inc.	2006‐QS4
RF06Q5	Residential Accredit Loans, Inc.	2006‐QS5
RF06Q6	Residential Accredit Loans, Inc.	2006‐QS6
RF06Q7	Residential Accredit Loans, Inc.	2006‐QS7
RF06Q8	Residential Accredit Loans, Inc.	2006‐QS8
RF06Q9	Residential Accredit Loans, Inc.	2006‐QS9
RF06QA	Residential Accredit Loans, Inc.	2006‐QS10
RF06QB	Residential Accredit Loans, Inc.	2006‐QS11
RF06QC	Residential Accredit Loans, Inc.	2006‐QS12
RF06QD	Residential Accredit Loans, Inc.	2006‐QS13
RF06QE	Residential Accredit Loans, Inc.	2006‐QS14
RF06QF	Residential Accredit Loans, Inc.	2006‐QS15
RF06QG	Residential Accredit Loans, Inc.	2006‐QS16
RF06QH	Residential Accredit Loans, Inc.	2006‐QS17
RF06QI	Residential Accredit Loans, Inc.	2006‐QS18
RF07A1	Residential Accredit Loans, Inc.	2007‐QA1
RF07A2	Residential Accredit Loans, Inc.	2007‐QA2
RF07A3	Residential Accredit Loans, Inc.	2007‐QA3
RF07A4	Residential Accredit Loans, Inc.	2007‐QA4
RF07A5	Residential Accredit Loans, Inc.	2007‐QA5
RF07H1	Residential Accredit Loans, Inc.	2007‐QH1
RF07H2	Residential Accredit Loans, Inc.	2007‐QH2
RF07H3	Residential Accredit Loans, Inc.	2007‐QH3
RF07H4	Residential Accredit Loans, Inc.	2007‐QH4
RF07H5	Residential Accredit Loans, Inc.	2007‐QH5
RF07H6	Residential Accredit Loans, Inc.	2007‐QH6
RF07H7	Residential Accredit Loans, Inc.	2007‐QH7
RF07H8	Residential Accredit Loans, Inc.	2007‐QH8
RF07H9	Residential Accredit Loans, Inc.	2007‐QH9
RF07O1	Residential Accredit Loans, Inc.	2007‐QO1
RF07O2	Residential Accredit Loans, Inc.	2007‐QO2
RF07O3	Residential Accredit Loans, Inc.	2007‐QO3
RF07O4	Residential Accredit Loans, Inc.	2007‐QO4
RF07O5	Residential Accredit Loans, Inc.	2007‐QO5
RF07Q1	Residential Accredit Loans, Inc.	2007‐QS1
RF07Q2	Residential Accredit Loans, Inc.	2007‐QS2
RF07Q3	Residential Accredit Loans, Inc.	2007‐QS3
RF07Q4	Residential Accredit Loans, Inc.	2007‐QS4
RF07Q5	Residential Accredit Loans, Inc.	2007‐QS5
RF07Q6	Residential Accredit Loans, Inc.	2007‐QS6
RF07Q7	Residential Accredit Loans, Inc.	2007‐QS7
RF07Q8	Residential Accredit Loans, Inc.	2007‐QS8
RF07Q9	Residential Accredit Loans, Inc.	2007‐QS9
RF07QA	Residential Accredit Loans, Inc.	2007‐QS10
RF07QB	Residential Accredit Loans, Inc.	2007‐QS11
RF07S4	Residential Funding Mortgage Securities I, Inc.	2007‐S4
RF07S5	Residential Funding Mortgage Securities I, Inc.	2007‐S5
RF08R1	Residential Accredit Loans, Inc.	2008‐QR1
SX0601	Saxon Asset Securities Trust	2006‐1
SX0602	Saxon Asset Securities Trust	2006‐2
SX0603	Saxon Asset Securities Trust	2006‐3
SX0701	Saxon Asset Securities Trust	2007‐1
SX0702	Saxon Asset Securities Trust	2007‐2
SX0703	Saxon Asset Securities Trust	2007‐3
UB11C1	UBS‐Citigroup Commercial Mortgage Trust	2011‐C1
UB12C1	UBS Commercial Mortgage Trust	2012‐C1
UB12C3	UBS‐Barclays Commercial Mortgage Trust	2012‐C3
UB13C5	UBS‐Barclays Commercial Mortgage Trust	2013‐C5
WA06A1	WaMu Asset Acceptance Corp.	2006‐AR1
WA06A3	WaMu Asset Acceptance Corp.	2006‐AR3
WA06A4	Washington Mutual Mortgage Securities Corp.	2006‐AR4
WA06A5	WaMu Asset Acceptance Corp.	2006‐AR5
WA07H1	WaMu	2007‐HE1
WF11C5	WF RBS Commercial Mortgage Trust	2011‐C5
WF12C6	WF RBS Commercial Mortgage Trust	2012‐C6
WF12C7	WF RBS Commercial Mortgage Trust	2012‐C7
WF12C8	WF RBS Commercial Mortgage Trust	2012‐C8
WF1318	WFRBS Commercial Mortgage Trust	2013‐C18
WF13U1	WFRBS Commercial Mortgage Trust	2013‐UBS1
WF1414	RBS Commercial Funding Inc.	2014‐LC14
WF1419	RBS Commercial Funding Inc.	2014‐C19

Asset‐Backed Transactions and Securities Constituting the Platform ‐ ABS Deals

Deal ID                  Deal Name and Series

GM16CT               CAPITAL AUTO RECEIVABLES ASSET TRUST 2016‐1

BW181T                Bank of the West Auto Trust 2018‐1

GM16CT02           CAPITAL AUTO RECEIVABLES ASSET TRUST 2016‐2

GM1703                Ally Auto Receivables Trust 2017‐3

GM1802                ALLY AUTO RECEIVABLES TRUST 2018‐2

GM1803                ALLY AUTO RECEIVABLES TRUST 2018‐3

MAEB15B            SMB Private Education Loan Trust 2015‐B

MAEB16B            SMB Private Education Loan Trust 2016‐B

MAEB17A            SMB Private Education Loan Trust 2017‐A

MAEB18A            SMB PRIVATE EDUCATION LOAN TRUST 2018‐A

MAEB18B            SMB Private Education Loan Trust 2018‐B

MAEB18C            SMB Private Education Loan Trust 2018‐C

MAEN142             Navient Student Loan Trust 2014‐2

MAEN143             Navient Student Loan Trust 2014‐3

MAEN145             Navient Student Loan Trust 2014‐5

MAEN146             Navient Student Loan Trust 2014‐6

MAEN147             Navient Student Loan Trust 2014‐7

MAEN148             Navient Student Loan Trust 2014‐8

MAEN16A            Navient Private Education Loan Trust 2016‐A

MAEN18B            NAVIENT PRIVATE EDUCATION LOAN TRUST 2018‐B

SYNMN181          Synchrony Credit Card Master Note Trust Series 2018‐1

SYNMN182          Synchrony Credit Card Master Note Trust Series 2018‐2

SYNMNT162        SYNCHRONY CREDIT CARD MASTER NOTE TRUST 2016‐2

SYNSFT15A         Synchrony Sales Finance Master Trust 2015‐A

SYNSFT16B         Synchrony Sales Finance Master Trust 2016‐B

TAOT16A             Toyota Auto Receivables 2016‐A Owner Trust

TAOT16C             Toyota Auto Receivables 2016‐C Owner Trust

VALET182           Volkswagen Auto Loan Enhanced Trust 2018‐2

CNH16B               CNH Equipment Trust 2016‐B

SYNMNT154       SYNCHRONY CREDIT CARD MASTER NOTE TRUST 2015‐4

BW171T               Bank of the West Auto Trust 2017‐1

BW191T               Bank of the West Auto Trust 2019‐1

CCC7A3               Citibank Credit Card Issuance Trust 2007‐A3

CCC7A4               Citibank Credit Card Issuance Trust 2007‐A4

CCIT13A9            Citibank Credit Card Issuance Trust 2013‐A9

CCIT16A2            Citibank Credit Card Issuance Trust 2016‐A2

CCIT16A3            Citibank Credit Card Issuance Trust 2016‐A3

CCIT17A3            Citibank Credit Card Issuance Trust 2017‐A3

CCIT17A4            Citibank Credit Card Issuance Trust 2017‐A4

CCIT17A5            Citibank Credit Card Issuance Trust 2017‐A5

CCIT17A6            Citibank Credit Card Issuance Trust 2017‐A6

CCIT17A7            Citibank Credit Card Issuance Trust 2017 A7

CCIT17A8            Citibank Credit Card Issuance Trust 2017 A8

CCIT18A1            Citibank Credit Card Issuance Trust 2018 A1

CCIT18A2            Citibank Credit Card Issuance Trust 2018 A2

CCIT18A3            Citibank Credit Card Trust Issuance Trust 2018 A3

CCIT18A4            Citibank Credit Card Trust Issuance Trust 2018 A4

CCIT18A5            Citibank Credit Card Trust Issuance Trust 2018 A5

CCIT18A6            Citibank Credit Card Issuance Trust 2018 A6

CCIT18A7            Citibank Credit Card Trust Issuance Trust 2018 A7

CCIT18B1            Citibank Credit Card Trust Issuance Trust 2018 B1

CCIT18B2            Citibank Credit Card Trust Issuance Trust 2018 B2

CCIT18C1            Citibank Credit Card Trust Issuance Trust 2018 C1

CCIT18C2            Citibank Credit Card Trust Insuance Trust 2018 C2

CCIT19B1            Citibank Credit Card Trust Issuance Trust 2019 B1

CCIT19C1            Citibank Credit Card Trust Issuance Trust 2019 C1

CCIT20B1            Citibank Credit Card Issuance Trust 2020‐B1

CCIT20B2            Citibank Credit Card Issuance Trust 2020‐B2

CCIT20C1            Citibank Credit Card Issuance Trust 2020‐C1

CCIT20C2            Citibank Credit Card Issuance Trust 2020‐C2

CCIT4A1              Citibank Credit Card Issuance Trust 2014‐A1

CCIT4A5              Citibank Credit Card Issuance Trust 2014‐A5

CFS07A                Chase Education Loan Trust 2007‐A

CLC061                College Loan Corporation Trust I Series 2006‐1

CLC071                College Loan Corp Trust II Series 2007‐1

CLC072                COLLEGE LOAN TRUST I 2007‐2

CNH17B               CNH Equipment Trust 2017‐B

CPE081                 CenterPoint Transition Bonds Co III, LLC Series 2008‐1

CPERB9                CenterPoint Energy Restoration Bond Company, LLC

CTBCIV                CenterPoint Energy Transition Bond Company IV, LLC

DRIVE15D            Drive Auto Receivables Trust 2015‐D

GEF152                 WELLS FARGO Dealer Floorplan Master Note Trust Series 2015‐2

GEF201                 Wells Fargo Dealer Floorplan Master Note Trust Series 2020‐VFN‐1

GEMN143             SYNCHRONY CREDIT CARD MASTER NOTE TRUST 2014‐VFN3

GEMN144             SYNCHRONY CREDIT CARD MASTER NOTE TRUST 2014‐VFN4

GEMN145             SYNCHRONY CREDIT CARD MASTER NOTE TRUST 2014‐VFN5

GES12A                 Synchrony Sales Finance Master Trust 2012‐A

GES12B                 Synchrony Sales Finance Master Trust 2012‐B

GES12C                 Synchrony Sales Finance Master Trust 2012‐C

GES12D                 Synchrony Sales Finance Master Trust 2012‐D

GESFM14C           Synchrony Sales Finance Master Trust 2014‐C

GM15CT04           Capital Auto Receivables Asset Trust 2015‐4

GM1603                Ally Auto Receivables Trust 2016‐3

GM16CT03           CAPITAL AUTO RECEIVABLES ASSET TRUST 2016‐3

GM1701                Ally Auto Receivables Trust 2017‐1

GM1702                Ally Auto Receivables Trust 2017‐2

GM1704                Ally Auto Receivables Trust 2017‐4

GM1705                Ally Auto Receivables Trust 2017‐5

GM17CT01           CAPITAL AUTO RECEIVABLES ASSET TRUST 2017‐1

GM1801                ALLY AUTO RECEIVABLES TRUST 2018‐1

GM18CT01           CAPITAL AUTO RECEIVABLES ASSET TRUST 2018‐1

GM18CT02           CAPITAL AUTO RECEIVABLES ASSET TRUST 2018‐2

GM1901                ALLY AUTO RECEIVABLES TRUST 2019‐1

GM1902                ALLY AUTO RECEIVABLES TRUST 2019‐2

GM1903                ALLY AUTO RECEIVABLES TRUST 2019‐3

GM1904                ALLY AUTO RECEIVABLES TRUST 2019‐4

GMI110                 Juniper Receivables 2019‐1 DAC

GMI110191           Juniper Receivables 2019‐1 DAC

GMI110192           Juniper Receivables 2019‐2 DAC

GMI110201           Juniper Receivables 2020‐1 DAC

KSL06A                 Keycorp Student Loan Trust 2006‐A

MAE041                SLM Student Loan Trust 2004‐1

MAE061                SLM Student Loan Trust 2006‐1

MAE062                SLM Student Loan Trust 2006‐2

MAE063                SLM Student Loan Trust 2006‐3

MAE064                SLM Student Loan Trust 2006‐4

MAE065                SLM Student Loan Trust 2006‐5

MAE066                SLM Student Loan Trust 2006‐6

MAE067                SLM Student Loan Trust 2006‐7

MAE068                SLM Student Loan Trust 2006‐8

MAE069                SLM Student Loan Trust 2006‐9

MAE071                SLM Student Loan Trust 2007‐1

MAE072                SLM Student Loan Trust 2007‐2

MAE073                SLM Student Loan Trust 2007‐3

MAE074                SLM Student Loan Trust 2007‐4

MAE075                SLM Student Loan Trust 2007‐5

MAE076                SLM Student Loan Trust 2007‐6

MAE077                SLM Student Loan Trust 2007‐7

MAE078                SLM Student Loan Trust 2007‐8

MAE081                SLM Student Loan Trust 2008‐1

MAE082                SLM Student Loan Trust 2008‐2

MAE083                SLM Student Loan Trust 2008‐3

MAE084                SLM Student Loan Trust 2008‐4

MAE085                SLM Student Loan Trust 2008‐5

MAE086                SLM Student Loan Trust 2008‐6

MAE087                SLM Student Loan Trust 2008‐7

MAE088                SLM Student Loan Trust 2008‐8

MAE089                SLM Student Loan Trust 2008‐9

MAE101                SLM Student Loan Trust 2010‐1

MAE102                SLM Student Loan Trust 2010‐2

MAE111                SLM Student Loan Trust 2011‐1

MAE112                SLM Student Loan Trust 2011‐2

MAE113                SLM Student Loan Trust 2011‐3

MAE121                SLM Student Loan Trust 2012‐1

MAE122                SLM Student Loan Trust 2012‐2

MAE123                SLM Student Loan Trust 2012‐3

MAE124                SLM Student Loan Trust 2012‐4

MAE125                SLM Student Loan Trust 2012‐5

MAE126                SLM Student Loan Trust 2012‐6

MAE127                SLM Student Loan Trust 2012‐7

MAE128                SLM Student Loan Trust 2012‐8

MAE131                SLM Student Loan Trust 2013‐1

MAE132                SLM Student Loan Trust 2013‐2

MAE133                SLM Student Loan Trust 2013‐3

MAE134                SLM Student Loan Trust 2013‐4

MAE135                SLM Student Loan Trust 2013‐5

MAE136                SLM Student Loan Trust 2013‐6

MAE142                SLM Student Loan Trust 2014‐2

MAE610                SLM Student Loan Trust 2006‐10

MAE901                SLM Student Loan Trust 2009‐1

MAE902                SLM Student Loan Trust 2009‐2

MAEB14A            SMB Private Education Loan Trust 2014‐A

MAEB15A            SMB Private Education Loan Trust 2015‐A

MAEB15C            SMB Private Education Loan Trust 2015‐C

MAEB16A            SMB Private Education Loan Trust 2016‐A

MAEB16C            SMB Private Education Loan Trust 2016‐C

MAEB17B            SMB PRIVATE EDUCATION LOAN 2017‐B

MAEB19A            SMB PRIVATE EDUCATION LOAN TRUST 2019‐A

MAEB19B            SMB PRIVATE EDUCATION LOAN TRUST 2019‐B

MAEN141             Navient Student Loan Trust 2014‐1

MAEN144             Navient Student Loan Trust 2014‐4

MAEN18D            Navient Student Loan Private Trust 2018‐D

MAEN19C            NAVIENT PRIVATE EDUCATION REFI LOAN TRUST 2019‐C

MAEN19D            NAVIENT PRIVATE EDUCATION LOAN TRUST 2019‐D

MAEN19E            Navient Private Education Refi Loan Trust 2019‐E

MAEN19F            NAVIENT PRIVATE EDUCATION REFI LOAN TRUST 2019‐F

MAEN19PTA       NAVIENT PRIVATE ED LOAN TRUST 2019‐PT‐A

MCITICCIT200    Citibank Credit Card Issuance Trust

SLC061                 SLC Student Loan Trust 2006‐1

SLC062                 Student Loan Trust 2006‐2

SLC071                 SLC Student Loan Trust 2007‐1

SLC072                 SLC Student Loan Trust 2007‐2

SLC081                 SLC Student Loan Trust 2008‐1

SLC082                 SLC Student Loan Trust 2008‐2

SLC091                 SLC Student Loan Trust 2009‐1

SLC092                 SLC Student Loan Trust 2009‐2

SLC093                 SLC Student Loan Trust 2009‐3

SLC101                 SLC Student Loan Trust 2010‐1

SYNMN19VF1     Synchrony Credit Card Master Note Trust Series Series 219‐VFN1

SYNMN20VF1     Synchrony Credit Card Master Note Trust Series 2020‐VFN1

SYNMNT151        SYNCHRONY CREDIT CARD MASTER NOTE TRUST 2015‐1

SYNMNT171        SYNCHRONY CREDIT CARD MASTER NOTE TRUST 2017‐1

SYNMNT172        SYNCHRONY CREDIT CARD MASTER NOTE TRUST 2017‐2

SYNSFT15B         Synchrony Sales Finance Master Trust 2015‐B

SYNSFT20A         SYNCHRONY SALES FINANCE MASTER TRUST 2020‐A

TAOT16B             Toyota Auto Receivables 2016‐B Owner Trust

VALET201           Volkswagen Auto Loan Enhanced Trust 2020‐1

Asset‐Backed Transactions and Securities Constituting the Platform‐Document Custody Only Deals

Deal ID                  Deal Name and Series

AH066C               Citi/ Wells Fargo American Home Mortgage Assets 2006‐4

BC061C               Wells Fargo/ SABR 2006‐NC2

BC062C               Wells Fargo/ SABR 2006‐NC3

BC081C               BCAP 2008‐IND1

BC083C               BCAP 2008‐IND2

CA061C               Carrington 2006‐NC1

CA062C               Wells Fargo/ Carrington Mortgage Loan Trust 2006‐NC2

CA063C               Wells Fargo/ Carrington Mortgage Loan Trust 2006‐NC3

CA064C               Wells Fargo/ Carrington Mortgage Loan Trust 2006‐NC4

DB061C               ACE 2006‐NC1

DB061Z                DBALT 2006‐AR6 Wells Fargo/ Deutsche Bank custody

DB062C               ACE 2006 ASAP1 HSBC/WELLS FARGO/DB

DB062Z               DBALT 2006‐OA1 Wells Fargo/ Deutsche Bank custody

DB063C               ACE 2006‐SL1

DB064C               DBALT 2006‐AB1/WELLS FARGO/DB

DB065C               DBALT 2006‐AR1 HSBC/ Wells Fargo/Deutsche Bank

DB066C               DB ACE 2006‐HE1

DB067C               Ace 2006‐SD1 HSBC/ Wells Fargo/ Deutsche

DB068C               DB Ace Securities Series 2006‐ASAP2

DB069C               DBALT Series 2006‐AF1

DB06AC              DB Ace Series 2006‐SL2

DB06CC              Ace 2006‐HE2 HSBC/ Wells Fargo/ Deutsche Bank custody

DB06DC              Ace 2006‐ASL1 HSBC/ Wells Fargo/ Deutsche Bank custody

DB06EC              DBALT 2006‐AB2 HSBC/ Wells Fargo/ Deutsche Bank custody

DB06FC              Ace 2006‐ASAP3 HSBC/ Wells Fargo/ Deutsche Bank custody

DB06HC             Ace 2006‐HE3 HSBC/ Wells Fargo/ Deutsche Bank custody

DB06JC               Ace 2006‐SD2 HSBC/ Wells Fargo/ Deutsche Bank custody

DB06LC              DBALT 2006‐AB3 HSBC/ Wells Fargo/ Deutsche Bank custody

DB06MC             DB ALT 2006‐AR2 HSBC/ Wells Fargo/ Deutsche Bank custody

DB06PC              ACE 2006‐SL4 HSBC/ Wells Fargo/ Deutsche Bank custody

DB06QC             ACE 2006‐NC2 HSBC/ Wells Fargo/ Deutsche Bank custody

DB06SC              DBALT 2006‐AB4 HSBC/ Wells Fargo/ Deutsche Bank custody

DB06TC              Ace 2006‐ASAP5 HSBC/ Wells Fargo/ Deutsche Bank custody

DB06UC              DBALT 2006‐AR4 HSBC/ Wells Fargo/ Deutsche Bank custody

DB06WC             DBALT 2006‐AR5 Wells Fargo/ Deutsche Bank custody

DB06XC              Ace 2006‐NC3 Wells Fargo/ Deutsche Bank custody

DB06YC              Ace 2006‐ASAP6 Wells Fargo/ Deutsche Bank custody

DB06ZC              Ace 2006‐SD3 Wells Fargo/ Deutsche Bank custody

DB071C               DBALT 2007‐AR1Wells Fargo/ Deutsche Bank custody

DB073C               Ace 2007‐ASL1Wells Fargo/ Deutsche Bank custody

DB074C               DBALT 2007‐AR2 Wells Fargo/ Deutsche Bank custody

DB075C               DBALT 2007‐BAR1 Wells Fargo/ Deutsche Bank custody

DB077C               ACE 2007‐SL1 Wells Fargo/ Deutsche Bank custody

DB078C               ACE 2007‐HE2 Wells Fargo/ Deutsche Bank custody

DB07AC              ACE 2007‐ASAP1 Wells Fargo/ Deutsche Bank custody

DB07CC              DBALT 2007‐OA2 Wells Fargo/ Deutsche Bank custody

DB07DC              DBALT 2007‐AB1 Wells Fargo/ Deutsche Bank custody

DB07EC              Ace 2007‐HE4 Wells Fargo/ Deutsche Bank custody

DB07FC              DBALT 2007‐AR3 Wells Fargo/ Deutsche Bank custody

DB07GC             ACE 2007‐ASAP2 Wells Fargo/ Deutsche Bank custody

DB07HC             Wells Fargo/ Deutsche Alt‐A Securities 2007‐OA3

DB07JC               Ace 2007‐HE5/ Wells Fargo

DB07LC              DBALT 2007‐OA4/ Wells Fargo

DB07MC             DBALT 2007‐1/ Wells Fargo

DB07NC              DBALT 2007‐OA5/ Wells Fargo

DB07PC               Ace 2007‐SL2/ Wells Fargo

DB07QC               DBALT 2007‐2/ Wells Fargo

DB07TC               DBALT 2007‐3/ Wells Fargo

FB061C                ABSC 2006‐AG1

FB071C                CSMC 2007‐5/Wells Fargo custody

FB072C                CSMC 2007‐NC1 custody

FB073C                CSMC 2007‐6 custody

FB075C                CSMC 2007‐7 custody

GC069C                HarborView Mortgage Loan Trust 2006‐10

GC07AC               HarborView Mortgage Loan Trust 2007‐3

GS061C                US Bank/Wells Fargo GSR 2006‐1F Custody

GS062C                WELLS FARGO/GSR 2006‐AR1 CUSTODY

GS063C                JP Morgan/ US Bank GSAA 2006‐1 Custody

GS066C                GSAA 2006‐3

GS067C                GSR 2006‐2F

GS068C                Wells Fargo/US BankGSR 2006‐3F

GS069C                JP Morgan/ US Bank GSAA 2006‐5

GS06AC               JP Morgan/ US Bank GSAA 2006‐6 custody

GS06BC               Wells Fargo/ US Bank GSR 2006‐AR2 custody

GS06CC               JP Morgan/ US Bank GSR 2006‐4F custody

GS06DC               Wells Fargo/ US Bank GSAMP 2006‐HE3 custody

GS06EC                JP Morgan/ US Bank GSAA 2006‐9 custody

GS06FC                Wells Fargo/ US Bank GSR 2006‐5F custody

GS06GC               Wells Fargo/ GSAMP 2006‐HE4 custody

GS06HC               Wells Fargo/ GSR 2006‐6F custody

GS06JC                 Wells Fargo/ GSR 2006‐7F custody

GS06KC               Wells Fargo/ GSAA 2006‐12 custody

GS06LC                Wells Fargo/ GSAMP 2006‐HE5 custody

GS06MC               Wells Fargo/ GSR 2006‐8F custody

GS06OC                Wells Fargo/ GSAA 2006‐14 custody

GS06PC                 Goldman Sachs/ US Bank/NCAMLT 2006‐ALT2

GS06QC                GSAMP 2006‐HE7 Goldman Sachs/ LaSalle/ Wells Fargo

GS06RC                GSR 2006‐9F Goldman Sachs/ US Bank/ Wells Fargo

GS06SC                GSAA 2006‐19 Goldman Sachs/ US Bank/ Wells Fargo

GS06TC                GSR 2006‐10F Goldman Sachs/ US Bank/ Wells Fargo

GS06UC                GSAA 2006‐20 Goldman Sachs/ US Bank/ Wells Fargo

GS06VC                GSAMP 2006‐HE8 Goldman Sachs/ LaSalle/ Wells Fargo

GS072C                 GSAA 2007‐1 Goldman Sachs/ US Bank/ Wells Fargo

GS073C                 GSAMP 2007‐H1 Goldman Sachs/ LaSalle/Wells Fargo custody

GS074C                 GSR 2007‐1F Goldman Sachs/ Wells Fargo custody

GS075C                 GSAMP 2007‐NC1 Goldman Sachs/ Wells Fargo custody

GS076C                 GSAA 2007‐3 Goldman Sachs/ Wells Fargo custody

GS077C                 GSAMP 2007‐HE1 Goldman Sachs/ Wells Fargo custody

GS078C                 GSR 2007‐2F Goldman Sachs/ Wells Fargo custody

GS07AC                GSAMP 2007‐HE2 Goldman Sachs/ Wells Fargo custody

GS07BC                GSR 2007‐3F Goldman Sachs/ Wells Fargo custody

GS07DC                GSAA 2007‐7/ Wells Fargo

GS07EC                GSR 2007‐4F/ Wells Fargo

GS07FC                GSAA 2007‐8/ Wells Fargo

GS07GC               GSAA 2007‐9/ Wells Fargo

GS07HC               GSAA 2007‐10/ Wells Fargo

GS07KC               GSR 2007‐5F/ Wells Fargo

LH061Z                SASCO 2006‐BC2 custody only

LH062Z                LXS 2006‐13 custody only

LH063C                Lehman SAIL 2006‐1

LH063Z                SAIL 2006‐BNC3 custody only

LH064C                Lehman LXS 2006‐2N

LH064Z                LXS 2006‐14N DB custody only

LH065C                Lehman SARM 2006‐1

LH065Z                Lehman mortgage trust 2006‐5 custody only

LH066Z                Greenpoint 2006‐HE1 DB custody only

LH067C                Lehman SASCO 2006‐BNC1

LH067Z                LXS 2006‐15 DB custody only

LH068C                Lehman SARM 2006‐2

LH068Z                LXS 2006‐16H DB custody only

LH069C                Lehman SAIL 2006‐2

LH069Z                SARM 2006‐9 DB custody only

LH06AC               Lehman SARM 2006‐3

LH06AZ               BNC 2006‐1 DB custody only

LH06BC               Lehman LXS 2006‐5

LH06BZ               LMT 2006‐6 DB custody only

LH06CZ               SASCO 2006‐BC3 DB custody only

LH06DC               SAIL 2006‐BNC2

LH06DZ               LMT 2006‐7 DB custody only

LH06EC               SASCO 2006‐BC1

LH06FC               SASCO 2006‐AM1

LH06FZ               LXS 2006‐17 DB custody only

LH06GC              SARM 2006‐4

LH06GZ              BNC 2006‐10 DB custody only

LH06HC              LXS 2006‐7

LH06IZ                SASCO 2006‐BC4 DB custody only

LH06JZ                LXS 2006‐19 custody only

LH06KC              SAIL 2006‐3 custody only

LH06KZ              LXS 2006‐18N

LH06LC              LXS 2006‐8 custody only

LH06MC             SARM 2006‐5 custody only

LH06MZ              SASCO 2006‐BC5 custody only

LH06NC               SASCO 2006‐NC1 custody only

LH06NZ               LMT 2006‐8 custody only

LH06PC               SAIL 2006‐4 custody only

LH06QC               SASCO 2006‐ARS1 custody only

LH06QZ               SASCO 2006‐BC6 custody only

LH06RC               LXS 2006‐10N custody only

LH06RZ               LMT 2006‐9 custody only

LH06SC               LXS 2006‐9 custody only

LH06SZ               SARM 2006‐12 custody only

LH06UC              SARM 2006‐7 custody only

LH06UZ               LXS 2006‐20 custody only

LH06WC              LMT 2006‐4 custody only

LH06XC               LXS 2006‐11 custody only

LH06YC               LXS 2006‐12N custody only

LH06ZC               SARM 2006‐8 custody only

LH071C                SASCO 2007‐BC1 custody only

LH071Z                LXS 2007‐18N custody only

LH072Z                SARM 2007‐10 custody only

LH073C                LMT 2007‐1 custody only

LH074C                LXS 2007‐2N custody only

LH074Z                SASCO 2007‐BNC1 custody only

LH075C                LXS 2007‐1 custody only

LH075Z                LMT 2007‐10 custody only

LH076C                LMT 2007‐2 custody only

LH076Z                LXS 2007‐20N custody only

LH077C                BNC 2007‐1 custody only

LH077Z                SARM 2007‐11 custody only

LH078C                LXS 2007‐3 custody only

LH079C                LXS 2007‐4 custody only

LH079Z                SASCO 2007‐BC4 custody only

LH07AZ               BNC 2007‐4 custody only

LH07BC               SARM 2007‐3 custody only

LH07CC               LMT 2007‐4

LH07DC               LXS 2007‐5H custody only

LH07FC                BNC 2007‐2 custody only

LH07GC               LXS 2007‐6 custody only

LH07JC                LMT 2007‐5 custody only

LH07KC               SASCO 2007‐BC3 custody only

LH07LC               LXS 2007‐9 custody only

LH07MC              LXS 2007‐8h custody only

LH07NC               SASCO 2007‐OS1 custody only

LH07RC               LXS 2007‐12N custody only

LH07SC               LXS 2007‐11 custody only

LH07TC               BNC 2007‐3 custody only

LH07WC              LMT 2007‐7 custody only

LH07XC               LXS 2007‐15N custody only

LH07ZC                SARM 2007‐8 custody only

MG071C               MHL 2007‐1/Wells custody only

MG072C               MHL 2007‐2/Wells custody only

ML061C                MLMI 2006‐AR1

ML072C                MANA 2007‐A3/Wells Fargo custody only

ML073C                MANA 2007‐AF1/Wells Fargo custody only

MS064C                MSM 2006‐11custody only

SG071C                 SG Mortgage Securities Trust 2007‐NC1

SU071C                 STICS 2007‐1/Wells Fargo custody only

UB061C                UBS MASTR 2006‐AM1

UB062C                UBS MASTR 2006‐NC1

UB063C                Wells Fargo/ UBS MASTR 2006 HE‐2

UB064C                MABS 2006‐AM2 custody only

UB065C                Wells Fargo/ UBS MASTR 2006‐NC2

UB066C                Wells Fargo/ US Bank UBS MASTR 2006‐AM3 custody only

UB067C                Wells Fargo/ UBS MASTR 2006‐NC3

UB068C                Wells Fargo/ UBS MASTR 2006‐HE5

WA071C               WaMu 2007‐HE2/ Citi custody

WA072C               WaMu 2007‐HE3/ Citi custody

WA073C               WaMu 2007‐HE4/ Citi custody